Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Third Amendment”), effective as of August 28, 2008, is by and between GOLDEN OVAL EGGS, LLC, a limited liability company organized under the laws of the State of Delaware, GOECA, LP, a Delaware limited partnership, and MIDWEST INVESTORS OF IOWA, COOPERATIVE, a cooperative organized under the laws of the State of Iowa (individually each a “Borrower” and collectively the “Borrowers”) the banks and other financial institutions or entities which are signatories hereto (individually each a “Lender” and collectively the “Lenders”), and COBANK, ACB, a federally charted instrumentality under the Farm Credit Act of 1971, as amended, one of the Lenders and as agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

1.                                       The Lenders and the Borrowers entered into an Amended and Restated Credit Agreement dated as of June 30, 2006 (the “Credit Agreement”); and

2.                                       The Lenders and the Borrowers entered into a First Amendment to the Amended and Restated Credit Agreement dated as of April 30, 2007 (the “First Amendment”); and

3.                                       The Lenders and Borrowers entered into a Second Amendment to the Amended and Restated Credit Agreement dated as of October 19, 2007 (the “Second Amendment”); entered into an Extension Agreement dated as of December 13, 2007 (the “First Extension”), and entered into an Extension and Amendment Agreement as of March 11, 2008 (the “Second Extension”). The Credit Agreement, First Amendment, Second Amendment, First Extension and Second Extension together may be referred to as the “Amended Credit Agreement”; and

4.                                       The Borrowers have requested certain accommodations of the Lenders, and the Lenders are willing, upon the terms and conditions set forth herein, to extend various reporting and maturity due dates set forth under the Amended Credit Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.  Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement, unless the context shall otherwise require. The word “Detailed” is defined in the Second Extension, and such definition shall continue to apply.

Section 2.  First and Second Amendment, Extensions.  This Third Amendment does not replace or supplant the First and Second Amendment, or any continuing provisions of the First Extension or Second Extension, except as specifically provided herein. Borrowers shall fully perform their obligations under the Amended Credit Agreement unless specifically modified herein. Nothing herein shall be deemed a waiver by the Lenders of any term, condition, representation or covenant applicable to Borrowers under the Amended Credit Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein, and failure of Borrowers to comply shall be an Event of Default under the Amended Credit Agreement.

Section 3.  Resumption of Tranche A and Tranche B Loans; Other Extensions.  The parties acknowledge that the Borrowers have resumed principal payments under all Tranche A and Tranche B loans.

Section 4.  Borrower Reporting Requirements. All Borrower reporting requirements set out in the Amended Credit Agreement, as defined above, shall continue to be observed by Borrowers.  In addition, within 24 hours of receiving a letter of intent or other expression of interest, Borrowers will forward a confidential copy of the same to the Administrative Agent.

Section 5.  Exploration of Strategic Alternatives.  The Borrowers shall continue to explore strategic alternatives upon such terms and conditions as may be mutually agreed to, in writing, by the parties hereto.

Section 6.  Thompson Wastewater Escrow Account.

Section 6.1.  Continued Funding of Account. Upon execution of this Third Amendment, Borrowers will deposit One Million Dollars ($1,000,000.00) in to the account maintained by Lenders for costs associated with the State of Iowa mandated construction at the Thompson IA facility (previously defined as the “Permitted Work”). This account, which has already been funded by the Borrowers to the extent of $800,000, has commonly been referred to by the parties as the “Thompson Wastewater Escrow”. Sweeps of cash from the Borrowers’ accounts for purposes of additional funding of the Thompson Wastewater Escrow shall be made as follows: $200,000 in September 2008, $200,000 in October 2008, $200,000 in November 2008, and $100,000 in December 2008. The money shall be transferred to the Thompson Wastewater Escrow on the 11th business day of each month. The parties acknowledge that funds in the approximate amount of $118,000 have been released by the Administrative Agent from the Thompson Wastewater Escrow at the Borrowers’ request for payment of costs comprising part of the Permitted Work.

Section 6.2  Use of Account. As requested by the Borrowers, the Administrative Agent will act as the disbursement agent for advances from the Thompson Wastewater Escrow, provided that appropriately executed mechanic’s lien waivers and invoices matching the project budget as tendered to Lenders will be required before funds will be released for payment of third party invoices.

Section 7.     Effectiveness of Amendments.  This Third Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

7.1  This Third Amendment, including the documents substantially in the same form as those set forth on Exhibits
A-1 and A-2, duly executed by each Borrower, Borrowers’ Agent, the Administrative Agent and Lenders.

7.2  A copy of the limited liability company or corporate resolutions of each Borrower authorizing the execution, delivery and performance of this Third Amendment and any other instrument or agreement executed by such Borrower in connection with this Third Amendment certified as true and accurate by its Secretary or Assistant Secretary (or other appropriate officer), along with a certification by such Secretary, Assistant Secretary or officer (a) certifying that there has been no amendment to such Borrower’s organizational documents since true and accurate copies of the same were delivered to the Administrative Agent with a certificate of the Secretary of such Borrower dated April 30, 2007, and (b) identifying each officer of such Borrower authorized to execute this Third Amendment and any other instrument or agreement executed by such Borrower in connection with this Third Amendment (collectively, the “Third Amendment Documents”), and certifying as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds.

7.3  Reaffirmation of Security Documents by each Borrower in substantially the same form of Exhibits A-1 and A-2 attached hereto.

7.4  Receipt by the Administrative Agent of executed legal opinions of counsel to the Borrowers in form and substance reasonably satisfactory to the Lenders.

7.5  Payment to the Administrative Agent by the Borrowers of an extension fee in the amount of $100,000.

7.6  The Borrowers shall have satisfied such other conditions as specified by the Administrative Agent, including payment of all unpaid legal fees and expenses incurred by the Administrative Agent through the date of this Amendment in connection with the Credit Agreement and the Third Amendment Documents.

In addition, within a reasonable time but not later than September 15, 2008, the Borrowers shall provide:

7.7  Certified copies of all documents evidencing any necessary company action, consent or governmental or regulatory approval (if any) with respect to this Third Amendment.

7.8  A certificate of good standing for each Borrower in the jurisdiction of its formation or incorporation and each other jurisdiction where the character of the properties owned or leased by such Borrower makes such qualification necessary, certified by the appropriate governmental officials as of a date acceptable to the Administrative Agent.

7.9  Results of a recent lien search in each of the jurisdictions where the assets of each Borrower and its Subsidiaries are located, and such search shall reveal no Liens on any of the assets of such Borrower or its Subsidiaries except for those Liens permitted by Section 6.13 of the Credit Agreement or discharged on or prior to date hereof pursuant to a document reasonably satisfactory to the Administrative Agent.

Section 8.  No Waiver.  Nothing herein shall be deemed a waiver by the Lenders of any term, condition, representation or covenant applicable to the Borrowers under the Amended Credit Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. Borrowers shall comply with any reporting requirements set out under the Amended Credit Agreement.

Section 9.  Termination Date Extension – Revolving Notes. The Termination Date as it applies to all Revolving Loans shall be extended to November 1, 2009. The extension of the Termination Date for the Revolving Loans likewise extends through November 1, 2009, the applicable dates for the Current Ratio, Working Capital, Leverage Ratio, Fixed Charge Coverage Ratio, and Net Worth, as defined in the Amended Credit Agreement. The One Million Dollar ($1,000,000.00) minimum EBITDA requirement set forth in the Second Extension shall continue to apply.

Section 10.  Representations, Warranties, Authority, No Adverse Claim.

10.1  Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Third Amendment (a) all of the representations and warranties contained in the Amended Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Amended Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by the First, Second, and Third Amendments on such date which has not been waived by the Lenders.

10.2  Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into the Third Amendment Documents and has duly authorized as appropriate the execution and delivery of the Third Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper company action, and none of the Third Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s articles of organization, bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lenders. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Third Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Administrative Agent.

10.3  No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of any Lender with respect to the Obligations.

Section 11.  Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lenders and each Borrower acknowledge and affirm that the Credit Agreement, as previously and hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by the First Amendment, Second Amendment and Third Amendment shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by the First Amendment and Second Amendment and further modified by this Third Amendment. Each Borrower confirms to the Administrative Agent and the Lenders that the Obligations are and continue to be secured by the security interests granted by the Borrowers in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by each Borrower.

Section 12.  Merger and Integration, Superseding Effect.  This Third Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Third Amendment all prior oral and written agreements on the same subjects by and between the parties hereto, occurring after the execution of the First Amendment and Second Amendment, with the effect that this Third Amendment shall control with respect to the specific subjects hereof and thereof.

Section 13.  Severability.  Whenever possible, each provision of this Third Amendment and the Third Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Third Amendment, the Third Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Third Amendment,  the other Third Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 14.  Successors.  The Third Amendment Documents shall be binding upon the Borrowers and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lenders and the successors and assigns of the Lenders.

Section 15.  Legal Expenses.  As provided in Section 9.2 of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent, upon request, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Kalina, Wills, Gisvold, & Clark PLLP, counsel for the Administrative Agent) incurred in connection with the negotiation, preparation and execution of the Third Amendment Documents and all other documents negotiated, prepared and executed in connection with the Third Amendment Documents, and in enforcing the obligations of the Borrowers under the Third Amendment Documents, and to pay and save the Administrative Agent and Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Third Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

Section 16.  Release and Indemnification of Lenders.  Borrowers hereby release the Administrative Agent and the Lenders and their respective Affiliates (as defined in the Credit Agreement) and the directors, officers, employees, attorneys and agents of the Administrative Agent and the Lenders and their respective Affiliates, from any and all claims by Borrowers against the foregoing arising from or related to the negotiation and execution of this Third Amendment and the Third Amendment Documents.

Borrowers further hereby agree to defend, protect, indemnify and hold harmless the Administrative Agent and the Lenders and their respective Affiliates (as defined in the Credit Agreement) and the directors, officers, employees, attorneys and agents of the Administrative Agent and the Lenders and their respective Affiliates (all referred to hereafter as an “Indemnitee” or cumulatively as “Indemnitees”) from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations under common law or on equitable cause, or on contract or otherwise:

(a)          by reason of, relating to or in connection with the execution, delivery, performance or enforcement of any Loan Document, any commitments relating thereto (including the Short Term Revolving Note), or any transaction contemplated by any Loan Documents (including the Short Term Revolving Note); or

(b)         by reason of, or relating to or in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or the exercise of any rights or remedies thereunder, including the acquisition of any collateral by the

Lenders by way of foreclosure of the Lien thereon, deed or bill of sale in lieu of such foreclosure or otherwise;

provided, however, that the Borrowers shall not be liable to any Indemnitee for any portion of such claims, damages, liabilities and expenses resulting from such Indemnitee’s gross negligence or willful misconduct.

This release and indemnification applies, without limitation, to any act, omission, event or circumstance existing or occurring on or after the payment in full of the Obligations, and shall be in addition to any liability the Borrowers may otherwise have under the Amended Credit Agreement as further amended by this Third Amendment.

Section 17.  Headings.  The headings of various sections of this Third Amendment have been inserted for reference only and shall not be deemed to be a part of this Third Amendment.

Section 18.  Counterparts.  The Third Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 19.  Governing Law.  AT THE OPTION OF THE ADMINISTRATIVE AGENT, THIS AGREEMENT AND THE OTHER AMENDMENT DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR COLORADO STATE COURT SITTING IN CITY OR COUNTY OF DENVER; AND EACH BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNIDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 20.  Waiver of Jury Trial.  EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

GOLDEN OVAL EGGS, LLC,
as a Borrower and the Borrowers’ Agent

	By:	/s/ Thomas A. Powell
Thomas A. Powell, Chief Financial Officer

MIDWEST INVESTORS OF IOWA,
COOPERATIVE, as a Borrower

	By:	/s/ Thomas A. Powell
Thomas A. Powell, Chief Financial Officer

Address for the Borrowers	GOECA, LP, as a Borrower
For Purposes of Notice:	By its General Partner
GOEMCA, Inc.
1800 Park Avenue East
Renville, MN 56284	By:	/s/ Thomas A. Powell
Fax: (320) 329-3276	Thomas A. Powell, Chief Financial Officer
Attention:

COBANK, ACB, as a Lender and as the
Administrative Agent

By:	/s/ Ronald P. Seigley
Name:	Ronald P. Seigley
Title:	Vice President – Special Assets

Address for all notices:
5500 South Quebec Street
Greenwood Village, CO 80111
PO. Box 5110
Denver, CO 80217
Attention: Ron Seigley
Fax: (303) 740-4021

METROPOLITAN LIFE INSURANCE
COMPANY, as a Bank and Lender (as to the Short Term Revolving Note)

By:	/s/ Michael A. Wilson
Name:	Michael A. Wilson
Title:	Regional Director

Address for funding notices:
4401 Westown Parkway, Suite 220
West Des Moines, IA 50266
Fax: (515) 223-0757
Attention: Tony Jennings

Address for all other notices:
4401 Westown Parkway, Suite 220
West Des Moines, IA 50266
Fax: (515) 223-0757
Attention: Tony Jennings

EXHIBIT A-1

TO THIRD AMENDMENT

TO AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF REAFFIRMATION OF SECURITY DOCUMENTS  (GOE/MII)

August    , 2008

CoBank, ACB, as Administrative Agent

5500 South Quebec Street

Greenwood Village, CO 80111

PO. Box 5110

Denver, CO 80217

Attention: Ron Seigley

Fax: (303) 740-4021

Re:          Security Agreement dated September 13, 2004 (as the same has been or may be amended, restated or otherwise modified from time to time, the “ Security Agreement” executed by Golden Oval Eggs, LLC and Midwest Investors of Iowa, Cooperative (collectively, the “Grantors”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) to the lenders party to the Credit Agreement described below (the “Lenders”), and related Security Documents.

The Grantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated June 30, 2006, which agreement was further amended by the First Amendment to Amended and Restated Credit Agreement dated April 30, 2007, and further amended by the Second Amendment to the Amended and Restated Credit Agreement dated October 19, 2007 (said amended agreement to be referred to hereafter as the “A & R Credit Agreement”). The A & R Credit Agreement is being further amended pursuant to a Third Amendment to Amended and Restated Credit Agreement dated concurrently herewith between the Grantors and GOECA, LP (collectively the “Borrowers”) the Lenders and the Administrative Agent. This will confirm that the obligations of the Borrowers to the Administrative Agent or any Lender under the A & R Credit Agreement, as amended by the Third Amendment, and including the Short Term Revolving Note, constitute “Obligations” of the Grantors to the Administrative Agent within the meaning of the Security Documents. The undersigned confirms to the Administrative Agent and the Lenders that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under the Security Documents and any and all other documents and agreements entered into with respect to the obligations under the Security Documents, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

[EXHIBIT A-1 TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDEN OVAL EGGS, LLC
By:
Name:
Its:

MIDWEST INVESTORS OF IOWA,
COOPERATIVE
By:
Name:
Its:

[ Signature Page to Reaffirmation of Security Agreement]

[EXHIBIT A-1 TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT A-2

 TO THIRD AMENDMENT

TO AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF REAFFIRMATION OF SECURITY DOCUMENTS (GOECA)

August     , 2008

CoBank, ACB, as Administrative Agent

5500 South Quebec Street

Greenwood Village, CO 80111

P0. Box 5110

Denver, CO 80217

Attention: Ron Seigley

Fax: (303) 740-4021

Re:          Security Agreement dated June 30, 2006 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Security Agreement” executed by GOECA, LP, a Delaware limited partnership (the “Grantor”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) to the lenders party to the Credit Agreement described below (the “Lenders”), and related Security Documents.

The Grantor, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated June 30, 2006; which agreement was further amended by the First Amendment to Amended and Restated Credit Agreement dated April 30, 2007, and further amended by the Second Amendment to the Amended and Restated Credit Agreement dated October 19, 2007 (said amended agreement to be referred to hereafter as the “A & R Credit Agreement”). The A & R Credit Agreement is being further amended pursuant to a Third Amendment to Amended and Restated Credit Agreement dated concurrently herewith between the Grantor, Golden Oval Eggs, LLC, a Delaware limited liability company, and Midwest Investors of Iowa, Cooperative, an Iowa cooperative (collectively with Grantor, the “Borrowers”), the Lenders and the Administrative Agent. This will confirm that the obligations of the Borrowers to the Administrative Agent or any Lender under the A & R Credit Agreement, as amended by the Third Amendment, and including the Short Term Revolving Note, constitute “Obligations” of the Grantor to the Administrative Agent within the meaning of the Security Documents. The undersigned confirms to the Administrative Agent and the Lenders that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under the Security Documents and any and all other documents and agreements entered into with respect to the obligations under the Security Documents, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

[EXHIBIT A-2 TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GOECA, LP, as Grantor
By its General Partner
GOEMCA, Inc.

By:
Name:
Title:

Address for Grantor
340 Dupont Avenue MB
Renville, MN 56284
Grantor’s Org. ID #4154844

[Signature Page to Reaffirmation of Security Agreement]

[EXHIBIT A-2 TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]